Segment Reporting (Details)	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Description of CODM	The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The Company’s chief operating decision maker (“CODM”) is the CEO.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	chief operating decision maker
Number of operating segment	1
Number of reportable segment	1